                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

      Date of Report (Date of earliest event reported:) January 28, 2000

                                              ---------------

                                                Iridium LLC

              Delaware                           0-22637-01                           52-1984342
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                           Iridium Operating LLC

              Delaware                           0-22637-02                           52-2066319
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                     Iridium World Communications Ltd.

              Bermuda                              0-22637                            52-2025291
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                         Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                               (441) 295-5950

                                               --------------

                                        Iridium Capital Corporation

              Delaware                          333-31741-03                          52-2048739
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                               Iridium IP LLC

              Delaware                          333-31741-01                          52-2048736
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                            Iridium Roaming LLC

              Delaware                          333-31741-02                          52-2048734
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                              ---------------

                                       Iridium Facilities Corporation

              Delaware                           33-44349-04                          52-2083969
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                               ---------------

This current report on 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

IWCL acts as a member of the Parent and has no other business. Operating is a wholly-owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly-owned subsidiaries of Operating.

The Parent noted that recent trading in the stock of its public investment vehicle, IWCL, does not reflect the reality of its financial situation. The stock of IWCL was de-listed by NASDAQ on November 19, 1999 and is now trading on the "pink sheets." The Parent is in a Chapter 11 bankruptcy reorganization proceeding and, based on its debt level in excess of $4 billion and the legal priorities in bankruptcy, the Parent believes that any reorganization or liquidation will not result in any value remaining from the bankruptcy estate for holders of publicly traded equity.

Item 5. Other Events

On January 28, 2000 Parent and IWCL filed Monthly Operating Statements for the period December 1, 1999 through December 31, 1999 with the United States Bankruptcy Court in the Southern District of New York, copies of which are attached hereto as Exhibits 99.1 and 99.2.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) The following exhibits are filed herewith.

Exhibit Number      Description
--------------      -----------
99.1               Iridium LLC Monthly Operating Statement for the period
                   December 1, 1999 through December 31, 1999

99.2               IWCL Monthly Operating Statement for the period
                   December 1, 1999 through December 31, 1999

                                   SIGNATURES*

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Iridium World Communications Ltd.
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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                                                    Iridium LLC
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                                              By /s/ F. Thomas Tuttle
--------------------------------------------------------------------------------
                                              Name: F. Thomas Tuttle
--------------------------------------------------------------------------------
                                                 Title: Secretary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Iridium Operating LLC
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                                              By /s/ F. Thomas Tuttle
--------------------------------------------------------------------------------
                                              Name: F. Thomas Tuttle
--------------------------------------------------------------------------------
                                                 Title: Secretary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Iridium Capital Corporation
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                                              By /s/ F. Thomas Tuttle
--------------------------------------------------------------------------------
                                              Name: F. Thomas Tuttle
--------------------------------------------------------------------------------
                                                 Title: Secretary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Iridium IP LLC
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                                              By /s/ F. Thomas Tuttle
--------------------------------------------------------------------------------
                                              Name: F. Thomas Tuttle
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

                                              Title: acting secretary
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--------------------------------------------------------------------------------
                                                Iridium Roaming LLC
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                              Title: acting secretary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Iridium Facilities Corporation
--------------------------------------------------------------------------------
                                              By /s/ F. Thomas Tuttle
--------------------------------------------------------------------------------
                                              Name: F. Thomas Tuttle
--------------------------------------------------------------------------------
                                                 Title: Secretary
--------------------------------------------------------------------------------
     Date: January 31, 2000